UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported):  March 16, 2011
                                                          --------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

   NEW JERSEY                         000-53576              80-0282551
   ----------                         ---------              ----------
   (State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)                 File Number)          Identification No.)

           6000 MIDLANTIC DRIVE
        MT. LAUREL, NEW JERSEY 08054                               08054
        ----------------------------                               -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On March 17, 2011, the Registrant issued a press release announcing an eight (8%) percent stock dividend to shareholders of record as of April 15, 2011, payable on May 16, 2011. A copy of the March 17, 2011 press release is included as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

        99.1     Press Release dated March 17, 2011



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CORNERSTONE FINANCIAL CORPORATION
                                             ---------------------------------
                                             (Registrant)

Dated: March 17, 2011                        By: /s/  Keith Winchester
                                             ---------------------------------
                                             Keith Winchester
                                             Executive Vice President and
                                             Chief Financial Officer